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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 25, 2002

                         Commission File Number: 0-19582


                         OLD DOMINION FREIGHT LINE, INC.
             (Exact name of registrant as specified in its charter)

                 Virginia                                56-0751714
    (State or other jurisdiction of                   (I.R.S. Employer
     incorporation or organization)                  Identification No.)

                              500 Old Dominion Way
                        Thomasville, North Carolina 27360
                    (Address of principal executive offices)

                                 (336) 889-5000
              (Registrant's telephone number, including area code)

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Item 5. Other Events

     On November 25, 2002, Old Dominion Freight Line, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1. The purpose of the press release is to reflect a recalculation of Old Dominion's earnings guidance as previously reported on October 17, 2002, solely in order to give effect to the issuance of additional shares pursuant to Old Dominion's recently completed public offering of common stock (including the exercise of the over-allotment option).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    a)   Exhibits:

         Exhibit No.    Description
         -----------    -------------------------------------------------------
            99.1        Press Release of Old Dominion Freight Line, Inc. dated
                        November 25, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          OLD DOMINION FREIGHT LINE, INC.

DATE: November 25, 2002                   /s/ J. Wes Frye
      ------------------------           -------------------------------------
                                          J. Wes Frye
                                          Senior Vice President - Finance
                                          (Principal Financial Officer)


DATE: November 25, 2002                   /s/ John P. Booker III
      ------------------------           -------------------------------------
                                          John P. Booker III
                                          Vice President - Controller
                                          (Principal Accounting Officer)